UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2022

Mind Medicine (MINDMED) INC.

(Exact name of Registrant as Specified in Its Charter)

British Columbia, Canada	001-40360	98-1582438
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One World Trade Center, Suite 8500 New York, New York	10007
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 208-2454

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	MNMD	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously announced, the Board of Directors (the “Board”) of Mind Medicine (MindMed) Inc. (the “Company”) previously approved a one-for-fifteen (1-for-15) reverse share split of its outstanding common shares (the “Share Consolidation”).

The Share Consolidation became effective after the close of markets on August 26, 2022, with trading expected to begin on a split-adjusted basis on the Nasdaq Stock Exchange and the NEO Exchange Inc. at market open on August 29, 2022. No fractional shares of common shares will be issued as a result of the Share Consolidation. Each fractional common share remaining upon the Share Consolidation that is less than 1/2 of a common share will be cancelled and each fractional common share that is at least 1/2 of a common share will be changed to one whole common share. The trading symbol for the common shares will remain “MNMD” on the Nasdaq Stock Exchange and “MMED” on the NEO Exchange Inc. The common shares were assigned a new CUSIP number 60255C885 and ISIN number CA60255C8850 following the Share Consolidation. The listed warrants will continue to trade on the NEO under the symbols “MMED.WA”, “MMED.WR” and “MMED.WS”, as applicable, but are assigned CUSIP number 60255C166 and ISIN number CA60255C1665, CUSIP number 60255C174 and ISIN number CA60255C1749, and CUSIP number 60255C158 and ISIN number CA60255C1582, respectively, following the reverse share split.

The Company will adjust the number of shares available for future grants under its stock option plan and equity incentive plan and will also adjust the number of outstanding awards, the exercise price per common share of outstanding stock options and other terms of outstanding awards issued to reflect the effects of the Share Consolidation.

Item 7.01	Regulation FD Disclosure.

On August 26, 2022, the Company issued a press release announcing the Share Consolidation. A copy of the press release is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 and the accompanying exhibit is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Item 7.01 and the accompanying exhibit shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated August 26, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MIND MEDICINE (MINDMED) INC.

Date: August 26, 2022	By:	/s/ Robert Barrow
Robert Barrow
Chief Executive Officer